[LOGO] Metlife Investor(R)                           INDIVIDUAL VARIABLE                     SEND APPLICATION AND CHECK TO:
                                                     ANNUITY APPLICATION                            FIRST METLIFE INVESTORS
Home Office Address (no correspondence)     Vintage L(SM) and Vintage XC(SM) are                          INSURANCE COMPANY
200 Park Avenue . New York, NY 10166       service marks of Citigroup Inc. or its     Policy Service Office: P.O. Box 10426
                                          affiliates and are used under license to              Des Moines, Iowa 50306-0426
Vintage L(SM)/Vintage XC(SM)             First MetLife Investors Insurance Company.     FOR ASSISTANCE CALL: THE SALES DESK

---------------------------------------------------------------------------------------------------------------------------
PRODUCT SELECTION (PLEASE CHECK ONE)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
[ ] VINTAGE L   [ ] VINTAGE XC
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
ACCOUNT INFORMATION
---------------------------------------------------------------------------------------------------------------------------

1. ANNUITANT

---------------------------------------------------------------------------------------------------------------------------

        [John       J.       Doe]                   Social
-------------------------------------------------   Security Number [123 -- 45 -- 6789]
Name   (First)   (Middle)   (Last)                                  ----    --    -----

                                                    Sex [X] M [ ] F   Date of Birth [1/11/70]
                                                                                    -- -- ---

[123 Main Street     Anytown      IL     60001]
-------------------------------------------------
Address   (Street)    (City)   (State)    (Zip)     Phone [(708) 123-4567]
                                                           ---  -----------------------------------------
---------------------------------------------------------------------------------------------------------------------------

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

---------------------------------------------------------------------------------------------------------------------------
Correspondence is sent to the Owner.

                                                    Social
-------------------------------------------------   Security/Tax ID Number          --          --
Name   (First)   (Middle)   (Last)                                         --------    --------    ------

                                                    Sex [ ] M [ ] F   Date of Birth/Trust    /   /
                                                                                          --- --- ---

-------------------------------------------------
Address   (Street)   (City)   (State)   (Zip)       Phone (   )
                                                           ---  -----------------------------------------
---------------------------------------------------------------------------------------------------------------------------

3. JOINT OWNER

---------------------------------------------------------------------------------------------------------------------------

                                                    Social
-------------------------------------------------   Security Number          --          --
Name    (First)   (Middle)   (Last)                                 --------    --------    ------

                                                    Sex [ ] M [ ] F   Date of Birth     /   /
                                                                                     --- --- ---

-------------------------------------------------
Address   (Street)   (City)   (State)   (Zip)       Phone (   )
                                                           ---  -----------------------------------------
---------------------------------------------------------------------------------------------------------------------------

4. BENEFICIARY

---------------------------------------------------------------------------------------------------------------------------
Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF
JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY,
AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe,     123 Main Street, Anytown, IL,       Wife,          234 - 56 - 7890      100%]
-----------------------------------------------------------------------------------------------
Primary Name                  Address             Relationship   Social Security Number     %
                                                                         -    -
-----------------------------------------------------------------------------------------------
Primary Name                  Address             Relationship   Social Security Number     %
                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name               Address             Relationship   Social Security Number     %
                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name               Address             Relationship   Social Security Number     %
-----------------------------------------------------------------------------------------------------------------------------

5. PLAN TYPE

---------------------------------------------------------------------------------------------------------------------------
[X] NON-QUALIFIED

QUALIFIED

[ ] 401
[ ] 403(B) TSA ROLLOVER*

408 IRA* (check one of the options listed below)

Traditional IRA                   SEP IRA                           Roth IRA
---------------                   -------                           --------
[ ] Transfer                      [ ] Transfer                      [ ] Transfer
[ ] Rollover                      [ ] Rollover                      [ ] Rollover
[ ] Contribution - Year           [ ] Contribution - Year           [ ] Contribution - Year
                        -------                           -------                           --------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
---------------------------------------------------------------------------------------------------------------------------

6. PURCHASE PAYMENT

---------------------------------------------------------------------------------------------------------------------------
Funding Source of Purchase Payment
----------------------------------

[ ] 1035 Exchange   [ ] Check   [ ] Wire

Initial Purchase
Payment                     $[10,000]
        ---------------------------------------------
        Make Check Payable to First MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:

   Vintage L: $10,000 NQ/Q
   Vintage VA: $5,000 NQ, $2,000 Q
   Vintage XC: $10,000 NQ/Q
---------------------------------------------------------------------------------------------------------------------------

6400 (1/06)                                                                                                       APPVASBNY
                                                                                                                  606

--------------------------------------------------------------------------------
RIDERS
--------------------------------------------------------------------------------

7. BENEFIT RIDERS (subject to age restrictions)

--------------------------------------------------------------------------------
These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected)

     [ ] Guaranteed Minimum Income Benefit (GMIB)
     [ ] Principal Guarantee (GWB)
     [ ] Principal Guarantee Value (GWB)
     [ ] Single Life - Lifetime Withdrawal Guarantee
     [ ] Joint Life - Lifetime Withdrawal Guarantee

2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will apply.)

          [ ] Principal Protection
          [ ] Annual Step-up

3)   [ ] Other
               -----------------------------------------------------------------

The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the annuitization option of the GMIB is not exercised on or before the date required minimum distributions must begin under a qualified plan, the contract certificate owner or beneficiary might be unable to exercise the GMIB annuitization benefits under the riders due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit (GWB) optional benefit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------

8. SPECIAL REQUESTS

--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------

9. REPLACEMENTS

--------------------------------------------------------------------------------
Does the applicant have any existing life insurance policies or annuity
contracts?                                                        [ ] Yes [X] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                              [ ] Yes [X] No

If "Yes," applicable disclosure and replacement forms must be attached.
--------------------------------------------------------------------------------

10. ACKNOWLEDGEMENT AND AUTHORIZATION

--------------------------------------------------------------------------------
I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [First MetLife Investors Variable Annuity Account One.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             [ John J Doe, Owner ]
     ----------------------------------------------------------------------
           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


     ----------------------------------------------------------------------
                         (JOINT OWNER SIGNATURE & TITLE)


     ----------------------------------------------------------------------
                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at                      [Anytown,                        IL]
          -----------------------------------------------------------------
                                 (City)                      (State)

Date                           [November 11, 2000]
     ----------------------------------------------------------------------
--------------------------------------------------------------------------------

11. AGENT'S REPORT

--------------------------------------------------------------------------------
Does the applicant have any existing life insurance policies or annuity
contracts?                                                        [ ] Yes [X] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                              [ ] Yes [X] No


                                 [Richard Roe]
     ----------------------------------------------------------------------
                                AGENT'S SIGNATURE

                                [(312) 456-7890]
     ----------------------------------------------------------------------
                                      Phone

                               [Richard Roe, #723]
     ----------------------------------------------------------------------
                             Agent's Name and Number

                      [456 Main Street, Anytown, IL 60001]
     ----------------------------------------------------------------------
                            Name and Address of Firm

                                     [#723]
     ----------------------------------------------------------------------
                   State License ID Number [(Required for FL)]

                                    [1234567]
     ----------------------------------------------------------------------
                              Client Account Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed. Not all options may be available.

Option A                    Option B                    Option C
         ----------------            ----------------            ---------------
--------------------------------------------------------------------------------

6400 (1/06)                                                            APPVASBNY
                                                                       606